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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 3, 2005

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                            Collins Industries, Inc.
             (Exact name of registrant as specified in its charter)

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          Missouri                      0-12619                  43-0985160
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

   15 Compound Drive, Hutchinson, KS                                67502
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (620) 663-5551

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17
     CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

     On August 3, 2005, KPMG LLP ("KPMG") notified Collins Industries, Inc. (the
"Company") that it had resigned as the independent registered public accounting firm for the Company.

     The reports of KPMG on the financial statements of the Company for the fiscal years ended October 31, 2004 and 2003, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle, except that KPMG's report on the financial statements of the Company as of and for the years ended October
31, 2004 and 2003, contained a separate paragraph that indicated that the financial statements for the year ended October 31, 2003 have been restated and that the Company changed its method of accounting for goodwill and other intangible assets in 2003 to comply with the accounting provisions of Statement of Financial Accounting Standard No. 142.

     During the fiscal years ended October 31, 2004 and 2003, and through August
9, 2005, there have been no disagreements with KPMG an any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with KPMG's opinions on the financial statements for such years.

     During the fiscal years ended October 31, 2004 and 2003, and through August
9, 2005, there have been no "reportable events" as described in Item
304(a)(1)(i)(v) of Regulation S-K, other than the two material weaknesses in internal controls, which were previously disclosed in Item 9A of the Company's
Form 10-K filed on August 3, 2005 and Part I, Item 4 of the Company's Forms 10-Q
filed on August 3, 2005 regarding the following: (1) the Company's lack of effective policies and procedures regarding management override of controls, and the ineffectiveness of its policies and procedures implementing its Code of
Conduct; and (2) the Company's inadequate controls in place to record workers'
compensation reserves in accordance with generally accepted accounting principles. The Company has authorized KPMG to respond fully to any inquiries of the Company's successor accountants concerning the subject matter of these events.

     KPMG did not seek the Company's consent to its resignation. As a result, the Company's audit committee did not recommend or approve the resignation of
KPMG.

     The Company has provided KPMG a copy of the foregoing disclosures and requested that KPMG furnish a letter to the Securities and Exchange Commission stating whether or not KPMG agrees with the above statements. KPMG furnished such a letter, dated August 8, 2005, a copy of which is attached hereto as
Exhibit 16.1.

     The Company's audit committee has commenced the process of selecting an independent registered public accounting firm to replace KPMG.

Item 9.01 Financial Statements and Exhibits.

     (c)    Exhibits.

     16.1   Letter from KPMG LLP to the Securities and Exchange Commission dated
            August 8, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  COLLINS INDUSTRIES, INC.

Date:  August 9, 2005
                                  By:   /s/ Cletus C. Glasener
                                     -------------------------------------------
                                  Name:    Cletus C. Glasener
                                  Title:   Vice President of Finance and
                                           Chief Financial Officer